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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2003

33-97090
(Commission File Number)

ACG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	62-1395968 (IRS Employer Identification Number)
100 Winners Circle Brentwood, Tennessee 37027 (615) 377-0377 (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

AMERICAN COLOR GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

New York (Jurisdiction of Incorporation)	16-1003976 (IRS Employer Identification Number)
100 Winners Circle Brentwood, Tennessee 37027 (615) 377-0377 (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)
Exhibits

        The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated July 3, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

ITEM 9. REGULATION FD DISCLOSURE

        On July 3, 2003, American Color Graphics, Inc. announced that it has called for redemption on August 2, 2003, all of its outstanding 12 3/4% Senior Subordinated Notes Due 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.

	By:	/s/ PATRICK W. KELLICK Patrick W. Kellick SENIOR VICE PRESIDENT/ CHIEF FINANCIAL OFFICER

Dated: July 3, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 3, 2003, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX